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                                                                   EXHIBIT 10.4
                            FOURTH AMENDMENT TO AMENDED
                           AND RESTATED CREDIT AGREEMENT

      THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of December 23, 1997, is entered into among Crown Pacific Limited Partnership, a Delaware limited partnership (the "COMPANY"), the several financial institutions from time to time party to the Credit Agreement referred to below (collectively, the "BANKS"; individually, a "BANK"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "AGENT"), and ABN AMRO Bank, N.V. and Societe Generale, as co-agents for the Banks (in such capacity, the "CO-AGENTS").

                                       RECITALS

      WHEREAS, the Company, the Banks, the Co-Agents and the Agent are parties to the Amended and Restated Credit Agreement dated as of July 31, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of October 15, 1996, and the Second Amendment to Amended and Restated Credit Agreement dated as of March 31, 1997, and the Third Amendment to Amended and Restated Credit Agreement dated as of October, 10, 1997 (as so amended, the "CREDIT AGREEMENT"), pursuant to which the Banks have extended certain credit facilities to the Company;

      WHEREAS, the Company, the Banks, the Co-Agents and the Agent now hereby wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below;

      NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                      AGREEMENT

      1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

      2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (a) Section 1.1 shall be amended by deleting the definition of "Senior Debt" and adding the following in its stead:

                "SENIOR DEBT" means, as to the Company, as of any date of determination, without duplication, all outstanding unsecured Indebtedness of the Company of the type described in clauses (a), (b), or (d) of the definition of Indebtedness herein and all Indebtedness represented by the Senior Notes, this Agreement and

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           the Facility B Credit Agreement (including "L/C
           Obligations" as defined therein), but not including any Indebtedness subordinated to the Obligations upon terms and conditions satisfactory to the Agent and the Banks.

          (b) The definition of "Trillium Note" in Section 1.1 shall be amended by deleting the word "note" and inserting the word "notes" in its stead.

          (c) Subsection 2.7(a)(iii) shall be amended by deleting the first sentence thereof and inserting the following in its stead: "Subject to payment of any amounts owing under Section 3.4, if the Company shall incur any Senior Debt for borrowed money pursuant to subsection 7.6(i) (other than (a) Loans, (b) Senior Debt to the extent used within 10 Business Days after its incurrence to repay in whole or in part the Trillium Note, and (c) Senior Debt to the extent used within 10 Business Days after its incurrence to repay in whole or in part Senior Debt assumed by the Company in connection with the acquisition of the assets of Alliance Wholesale Lumber), the Company shall prepay, on the later of the date the Company receives the net proceeds thereof and the date such debt ceases to be excluded from this subsection pursuant to the 10 Business Day limitation in clauses (b) or (c) of the preceding parenthetical, the outstanding principal amount of the loans in an amount equal to the net proceeds of such Senior Debt."

          (d) Subsection 2.7(b) shall be amended by deleting that portion of the first sentence thereof that ends at the first semicolon, and inserting the following phrase in its stead: "The Aggregate Commitment shall be permanently reduced from time to time by the amount of any mandatory prepayment of Loans required by subsection 2.7(a)(i) and by the amount of any Senior Debt incurred by the Company pursuant to subsection 7.6(i) (other than (a) Loans, (b) Senior Debt evidenced by the Trillium Note, (c) Senior Debt to the extent used to repay the Trillium Note in whole or in part within 10 Business Days after its incurrence, (d) Senior Debt in an amount not to exceed $24,500,000 assumed by the Company in connection with the acquisition of the assets of Alliance Wholesale Lumber, (e) Senior Debt in an amount not to exceed $24,500,000 to the extent used within 10 Business Days after its incurrence to repay in whole or in part Senior Debt assumed by the Company in connection with the acquisition of the assets of Alliance Wholesale Lumber, and (f) Senior Debt in an amount not to exceed $15,500,000 to the extent used within 10 Business Days after its incurrence to repay in whole or in part outstanding Loans);".

          (d) Subsection 2.8(b) shall be amended by deleting the date "December 31, 1999" and inserting "December 31, 2000" in its stead.

          (e) A new Subsection 7.5(ee) shall be inserted between existing subsections 7.5(e) and 7.5(f):

                 (ee) Acquisitions as long as (x) after giving effect to such Acquisition, the Company remains engaged solely in a Permitted Business on a consolidated basis, and (y) in the case of an Acquisition of stock or other equity interests, the Person

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           acquired is domiciled in, and substantially all of its
           assets are located in, the United States, Canada, Mexico or New Zealand, or, in the case of an Acquisition of assets, substantially all of such assets are located in the United States, Canada, Mexico or New Zealand;

          (f) Subsection 7.5(f) shall be amended by inserting the word "solely" after the word "engaged" in clause (w) thereof.

          (g) Section 7.11 shall be amended by adding the following new clause (c) at the end thereof: "and (c) Subsidiaries of the Company may declare and make dividends or distributions to the Company."

      3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent, the Co-Agents and the Banks as follows:

          (a)  No Default or Event of Default exists.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary partnership and corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, any of the Co-Agents, any Banks or any other Person.


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      4.  AMENDMENT FEE.  In consideration of the execution of this
Amendment by the Agent and the Banks, the Company agrees to pay on the Effective Date to the Agent for the pro rata distribution to the Banks in accordance with their Commitments an amendment fee equal to 0.04% of the Aggregate Commitment.

      5. EFFECTIVE DATE. This Amendment will become effective on the first Business Day (the "Effective Date") upon which the Agent has received
(a) this Amendment executed by the Company, the Agent, and each Bank, and in sufficient copies for each Bank and (b) payment of the amendment referred to in
Section 4 of this Amendment in immediately available funds.

      6. RESERVATION OF RIGHTS. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

      7.  MISCELLANEOUS.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by, and construed in accordance with, the law of the State of California; provided, however, that the Agent and the Banks shall retain all rights arising under federal law.

          (d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts taken together shall be deemed to constitute but one and the same instrument.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                        CROWN PACIFIC LIMITED PARTNERSHIP, a
                                        Delaware limited partnership


                                        By:  CROWN PACIFIC MANAGEMENT LIMITED
                                             PARTNERSHIP, a Delaware limited
                                             partnership, its general partner



                                             By:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent and as a
                                        Bank



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        ABN AMRO BANK N.V., as Co-Agent and as a
                                        Bank



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


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                                        SOCIETE GENERALE, as Co-Agent and as a
                                        Bank



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        BANK OF MONTREAL



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        THE BANK OF NOVA SCOTIA



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        BANQUE PARIBAS



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------



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                                        UNION BANK OF CALIFORNIA, N.A.



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        KEYBANK NATIONAL ASSOCIATION



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK, N.A.



                                        By:
                                               ---------------------------------

                                        Title:
                                               ---------------------------------


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